WESMARK BOND FUND

 (A portfolio of WesMark Funds)


SUPPLEMENT TO PROSPECTUS DATED MARCH 31, 2002
________________________________________________________________________________


The investment strategy description in the Prospectus dated March 31, 2002 contained an error. However, there has been no change in the way the Fund has been historically managed. Accordingly, the investment strategy below should replace the Strategy section contained on page 7 of the Prospectus dated March 31, 2002.

"Strategy
The WesMark Bond Fund (Fund) invests primarily in a professionally managed, diversified portfolio of bonds, which includes all permitted types of debt instruments. Under normal circumstances, at least 80% of the Fund's assets will be invested in fixed income investments.

The Fund invests primarily in investment grade securities, including repurchase agreements collateralized by such investment grade securities. Investment grade securities are securities rated in one of the top four ratings categories by a nationally recognized statistical rating organization or securities that are unrated but are determined by the WesBanco Investment Department (Adviser) to be of comparable quality. (See "Investment Ratings for Investment Grade Securities"). Downgraded securities will be evaluated on a case-by-case basis by the Adviser. The Adviser will determine whether or not the security continues to be an acceptable investment.

The Fund will invest in those sectors of the bond market that offer the highest yield in relation to historical yield spreads. By recognizing changing relative yields and allocating the assets of the Fund into the most attractive market and maturity sectors, the Fund will attempt to achieve above average returns. The Fund may invest in bonds of any maturity (i.e., short, intermediate, or long term).

Because the Fund refers to fixed income investments in its name, it will notify shareholders at least 60 days in advance of any change in its investment policies that would enable the Fund to normally invest less than 80% of its assets in fixed income securities."

November 20, 2002



Cusip 951025402


27952 (11/02)